UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Sara Lee Corporation (“Sara Lee” or the “corporation”) is filing this Current Report to disclose several changes in its reported financial results for fiscal 2011 and 2010 to reflect certain businesses as discontinued operations and to present Aidells and Gallo Salame as part of the North American Foodservice and Specialty Meats segment.

Discontinued Operations

On October 10, 2011, Sara Lee announced that it had signed an agreement to sell its Spanish bakery business to Grupo Bimbo for €115 million. In the second quarter of fiscal 2012, the corporation announced that it was considering a binding offer for the sale of the French refrigerated dough business for €115 million.

On October 24, 2011, the Sara Lee announced that it had signed an agreement to sell the majority of its North American foodservice beverage operations to the J.M. Smucker Company for $350 million. The transaction is expected to close in the second quarter of 2012 and Sara Lee plans to sell or close the remaining assets of the North American foodservice beverage business.

As a result of the above, Sara Lee’s European Bakery operations and the North American foodservice beverage businesses have been classified as discontinued operations. Sara Lee began reporting the results of these operations as discontinued operations beginning with the first quarter of fiscal 2012. The unaudited financial schedules attached as Exhibit 99 and incorporated herein by reference show Sara Lee’s revised financial results reflecting the results of the operations comprising its European bakery and North American foodservice beverage businesses as discontinued operations for fiscal 2011 on a quarterly and full year basis and for fiscal 2010 on a full year basis. Sara Lee’s Household and Body Care and North American Fresh Bakery businesses are also reflected as discontinued operations for all periods presented.

Continuing Operations

The results for the company’s Aidells gourmet sausage business and the Gallo Salame business are being reported as part of the North American Foodservice and Specialty Meats segment (formerly North American Foodservice) for all periods presented. Prior to fiscal 2012, these businesses were reported under the North American Retail segment.

The information disclosed in this Current Report, including Exhibit 99 which is incorporated herein by this reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99	Financial Schedules

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2011

SARA LEE CORPORATION

(Registrant)

By:	/s/ John P. Zyck
Corporate Controller (Principal Accounting Officer)